UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 11, 2014

KENNEDY-WILSON HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33824	26-0508760
(Commission File Number)	(IRS Employer Identification No.)

9701 Wilshire Blvd., Suite 700 Beverly Hills, California	90212
(Address of Principal Executive Offices)	(Zip Code)

(310) 887-6400
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD
On November 11, 2014, Kennedy Wilson Europe Real Estate plc (“KWE,” LSE: KWE), issued a release announcing that it has entered into an agreement to acquire 111 Buckingham Palace Road. A copy of the release is furnished herewith as Exhibit 99.1. Kennedy-Wilson Holdings, Inc. (the “Company”) currently owns approximately 13.3% of the total issued share capital of KWE. A wholly-owned subsidiary of the Company incorporated in Jersey also serves as KWE’s external manager pursuant to an investment management agreement.
The information in this report (including Exhibit 99.1) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.
ITEM 8.01. OTHER EVENTS
On November 11, 2014, Kennedy Wilson Europe Real Estate plc (“KWE,” LSE: KWE), a London Stock Exchange listed company that is externally managed by a wholly-owned subsidiary of Kennedy-Wilson Holdings, Inc. (the “Company”), purchased 111 Buckingham Palace Road (“111 Buckingham”) from Kish Holdings Limited, an entity managed and controlled by Green Property Ventures. 111 Buckingham is a landmark office building located in Victoria in London’s West End and has a total of approximately 227,000 square feet of grade A office space. The purchase price, which was determined through negotiations between KWE and the seller, was approximately £204.3 million (approximately $324.3 million). There are no material relationships between KWE and the seller or the Company and the seller.
The Company currently owns approximately 13.3% of the total issued share capital of KWE. Due to the terms provided in the investment management agreement and the Company’s equity ownership interests in KWE, pursuant to the guidance set forth in Financial Accounting Standards Board Accounting Standards Codification Subtopic 810 – Consolidation, the Company is required to consolidate KWE’s results in its consolidated financial statements.
Financial statements with respect to this transaction required pursuant to Rule 3-14 of Regulation S-X will be filed by the Company no later than 71 calendar days after the date of this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Kennedy Wilson Europe Real Estate plc RNS release dated November 11, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 11, 2014	Kennedy-Wilson Holdings, Inc. By: /S/ JUSTIN ENBODY Justin Enbody Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Kennedy Wilson Europe Real Estate plc RNS release dated November 11, 2014.